                      DELAWARE GROUP(R)TAX-FREE MONEY FUND

                    Delaware Tax-Free Money Fund (the "Fund")

            Supplement to the Fund's Prospectus dated August 28, 2008

Effective January 13, 2009,  Delaware  Management Company has voluntarily agreed to reduce the Fund's "Total annual  operating  expenses" by 0.20% to prevent the
Fund's "Total annual operating  expenses" from exceeding 0.49%.  These voluntary expense  limitations  are subject to the exclusions  described  below and may be discontinued at any time.

This supplement supercedes the supplement dated December 4, 2008.

The  following  replaces  the  information  in the  section  entitled  "Fees and expenses" on pages 4-5.

What are the Fund's fees and expenses?

The following  table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You do not pay sales charges  directly from your investment when you buy or sell shares of the Fund.

 Class                                                A               Consultant
 Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                             none                   none
 Maximum sales charge (load) imposed on
   reinvested dividends                              none                   none
 Redemption fees                                     none                   none
 Exchange fees(1)                                    none                   none

Annual fund operating expenses are deducted from the Fund's assets.

  Class                                               A               Consultant
  Management fees(2)                                 0.45%                 0.45%
  Distribution and service (12b-1) fees              none                  0.30%(3)
  Other expenses                                     0.56%                 0.56%
  Total annual fund operating expenses               1.01%                 1.31%
  Fees waivers and payments                         (0.32%)               (0.32%)
  Net expenses                                       0.69%                 0.99%

1 Exchanges are subject to the requirements of each Delaware Investments(R)Fund.
A front-end  sales charge may apply if you exchange your shares into a fund that has front-end sales charge.

2 The investment manager,  Delaware Management Company (Manager), has contracted to waive all or a portion of its  investment  advisory fees and pay or reimburse expenses  from  September  1, 2008  through  August 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses,  taxes, interest,  inverse floater program expenses,  brokerage fees,  certain insurance costs, and non-routine expenses or costs,  including,  but not limited to, those relating to reorganizations,  litigation,  conducting  shareholder meetings, and liquidations (collectively,  "non-routine expenses" and together with 12b-1 plan expenses, taxes, interest, inverse floater program expenses,  brokerage fees and certain  insurance  costs,  "Excluded  Expenses"))  from exceeding  0.69% of the
Fund's average daily net assets. In addition, the Manager has voluntarily agreed to  indefinitely  waive all or a portion of its investment  advisory fees and/or reimburse  expenses in order to prevent  total  annual fund  operating  expenses
(excluding any Excluded  Expenses)  from  exceeding  0.49% of the Fund's average daily net assets. For purposes of these waivers and reimbursements,  non-routine expenses may also include  such  additional  costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees  (Board) and the Manager.
These expense waivers and reimbursements apply only to expenses paid directly by the Fund. The voluntary  waivers and  reimbursements  may be discontinued at any time.

The following table shows the Fund's  operating  expenses which are based on the most recently completed fiscal year and reflects the Manager's voluntary waivers and the current voluntary 12b-1 fee waiver described in note 3 below.

 Class                                                A               Consultant
 Management fees(2)                                  0.45%                 0.45%
 Distribution and service (12b-1) fees(3)            none                  0.30%
 Other expenses                                      0.56%                 0.56%
 Total annual fund operating expenses                1.01%                 1.31%
 Fees waivers and payments                          (0.52%)               (0.82%)
 Net expenses                                        0.49%                 0.49%

3 Consultant Class shares are subject to a 12b-1-distribution plan; however, the
Board has suspended  12b-1 plan payments  effective June 1, 1990 until such time as the  waiver is  discontinued.  This  waiver may be  discontinued  at any time because it is voluntary, subject to prior approval by the Fund's Board.

This  example is intended to help you compare the cost of  investing in the Fund to the  cost  of  investing  in  other  mutual  funds  with  similar  investment objectives.  We show the  cumulative  amount of Fund expenses on a  hypothetical investment  of $10,000 with an annual 5% return over the time shown.  The Fund's actual rate of return may be greater or less than the  hypothetical 5% return we use here. This example reflects the net operating  expenses with expense waivers for the one-year  contractual  period (excluding the voluntary waivers described in footnotes 2 and 3 above) and the total  operating  expenses  without  expense waivers  for  years  two  through  10.  This is an  example  only,  and does not represent future expenses, which may be greater or less than those shown here.

------------------- --------------- ----------------
Class                            A       Consultant
------------------- --------------- ----------------
1 year                         $70             $101
------------------- --------------- ----------------
3 years                       $290             $384
------------------- --------------- ----------------
5 years                       $527             $688
------------------- --------------- ----------------
10 years                    $1,207           $1,551
------------------- --------------- ----------------

                Please keep this Supplement for future reference.

This Supplement is dated January 13, 2009.